ICR 13 Annual XChange Conference January 12, 2011 Exhibit 99.1 th

Safe Harbor Statement

This document and the presentation of which it forms a part includes forward-looking statements (statements which are not historical facts)
within the meaning of the Private Securities Litigation Reform Act of 1995, including any statements concerning management's expectation of improvement in consumer credit approval rates, continued correlation of credit approval rates and direct sales and anticipated or possible improvements in direct sales and results of operations. Factors that could cause Nautilus, Inc. actual results to differ materially from these forward-looking statements include availability and price of media time consistent with our cost and audience profile standards, our ability to continue to reduce operating costs, a further decline in consumer spending due to unfavorable economic conditions, a change in the availability of credit for our customers who finance their purchases, our ability to effectively develop, market and sell future products, the impact that delisting or potential delisting of our common stock from the New York Stock Exchange may have on our customer and supplier relationships and reputation, our ability to get foreign-sourced product through customs in a timely manner, our ability to protect our intellectual property, introduction of lower-priced competing products, unpredictable events and circumstances relating to international operations including our use of foreign manufacturers, government regulatory action and general economic conditions.  Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the "Risk Factors" set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on
Form 10-Q.  Such filings are available on our website or at www.sec.gov.   You are cautioned that such statements are not guarantees of future performance.  Actual results may differ materially from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent events or circumstances.

Introduction
•
Nautilus is a provider of fitness equipment in the consumer health and wellness industry
•
The company was founded in 1986 as Bowflex of America
–
Bowflex direct marketing on TV started in 1993
•
Expanded into commercial health club market via acquisition of Nautilus, Inc. in 1999
•
Further expanded into consumer retail market in 2001
–
Acquisition of Schwinn Fitness in 2001
–
Added Bowflex and Nautilus branded strength and cardio products to the retail mix
•
Economic downturn in 2008/2009 negatively affected consumer discretionary purchases
•
Restructured in 2009-2010 to refocus on the consumer segment
-
Direct to consumer via TV / Internet
-
Retail via both traditional store placement and leading e-commerce sites

2009 Retail – Sales by Product Type*

36%
32%
15%
1%
9%
7%
Treadmill
Elliptical
Exercise Bike
Steppers
Home Gyms
Free Weights

Fitness Equipment Market
•
Cardio machines constitute 84% of retail equipment sales in the major categories
2009 Consumer Fitness Equipment Market Size
Retail (Wholesale)* $3.2B
Direct to Consumer** $1B
Total $4.2B

*Source:  SGMA 2010 – Tracking the Fitness Movement Annual Report
**Source:   TouchPoint Communications 2009 Media Survey and Nautilus internal research

Nautilus Cardio Product Lines TreadClimber Schwinn Fitness Nautilus 5

Nautilus Strength Product Lines Bowflex / Nautilus SelectTech Dumbbells Bowflex Revolution and Rod Based Home Gyms Universal Strength Accessories 6

Background to Restructuring
•
2008 recession severely affected all business lines
–
Retail consumer discretionary expenditures deferred
–
Direct consumer credit availability contracted
–
Commoditization of commercial health equipment market accelerated
•
Restructuring Plan
–
Radically reduced fixed operating expenses
–
Exited commercial equipment business
–
Refocused consumer business on the larger cardio equipment market opportunity
–
Upgraded consumer finance program with a new, more aggressive, provider

NAUTILUS

BOWFLEX

SCHWINN QUALITY

SCHWINN FITNESS

Universal

Brand Strength Nautilus owns four of the premier brands in the fitness industry 8

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Brands
BOWFLEX
SCHWINN FITNESS
NAUTILUS
Universal

Consumer Reach - Direct • Direct to Consumer – Our direct to consumer business utilizes television and online advertising to drive sales via our websites and within our internal call center 9

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Consumer Reach - Retail • Retail – Distributes products via multiple locations in the US and Canada, as well as through leading e-commerce sites such as Amazon.com 10

Innovation
•
Throughout our restructuring and cost cutting, Nautilus has continued to invest in research and development
•
Key areas of focus for future products
–
Further enhancements to proprietary TreadClimber cardio machine
–
Low cost / single area targeted strength products featuring videos
–
New resistance mechanisms and consoles in exercise bikes
–
International market ready versions of products to allow for growth outside the
US and Canada
Product Concepts in
Development

Near Term Cardio Focus
• The most popular fitness activity in
the U.S. is walking
(110M participants)
*Source: SGMA 2010 -
Tracking the Fitness Movement
Yoga / Pilates
Stretching
26.5 Million
Home Gym
24.8 Million
Cardio:
Elliptical / Treadmill
77.9 Million
Walking for Fitness
110 Million
U.S. Fitness Participation (2010)*
Indoor Bike
34.8 Million

TreadClimber
•
Allows the user to walk
during use,
resulting in low impact to joints and
knees
•
Machine’s combined motion of walking
with the calorie burn
of running at
6mph*
• Proprietary product
– Significant patent protection

*Source:  Independent research at Adelphi University and University of Wisconsin - LaCrosse

Gender Profile		
	Male	Female
Rod Based Gym	71%	29%
TreadClimber	43%	57%

TreadClimber in the Direct Channel
•
Television and Online Media Target High Value Consumers
–
Creative and network placement allow for tailoring the product message to a specific audience
–
Improved buyer demographics
–
TreadClimber product line appeals an incremental customer base of the long standing home gym product line:
•
High Operating Leverage
–
Relatively high gross margins
•
Low Capital Requirements for Growth
–
Negative working capital model
Age Profile
18-24 25-34 35-44 45-54 55+
Rod Based Gym 15% 24% 27% 22% 12%
TreadClimber 4% 14% 26% 35% 18%

Operating Statistics
•
Selected data from continuing operations
– Lower fixed operating expenses
– Retail sales level stabilizing and showing signs of improvement
– Direct sales benefited from new consumer financing programs implemented in
September 2010
– Adjusted Operating Loss is a non-GAAP measure. Management believes that showing operating loss net of restructuring expenses and asset impairment losses enables more meaningful comparisons of operating results among periods
* Preliminary and unaudited
2009 2010
($ millions) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4*
Retail $        12.5 $        11.4 $        15.7 $        24.0 $        15.9 $        11.8 $        16.1 $       23.9
% growth (50.3%) (39.8%) (33.8%) (9.4%) 27.0% 4.1% 2.9% (0.4%)
Direct 40.7 28.2 25.3 28.9 28.5 18.4 21.5 28.2
% growth (41.5%) (31.7%) (34.5%) (19.9%) (30.0%) (34.6%) (14.8%) (2.4%)
Corporate 0.9 0.5 0.4 0.8 1.2 0.4 0.9 1.4
Total Revenue $        54.1 $        40.1 $        41.4 $        53.7 $        45.6 $        30.6 $        38.5 $53.5
% growth (42.9%) (33.5%) (33.7%) (14.1%) (15.6%) (23.6%) (7.2%) (0.3%)
Gross Profit $        30.3 $        19.8 $        20.3 $        26.1 $        23.0 $        13.5 $        16.6
as a % of revenue 56.0% 49.4% 49.0% 48.6% 50.4% 44.1% 43.1%
Operating Expenses 34.0 34.7 23.1 33.9 24.9 20.2 19.8
Operating Loss (3.7) (14.9) (2.8) (7.7) (1.9) (6.8) (3.2)
Adjustments:
Restructuring Expenses 2.0 11.8 0.2 0.1 - - -
Asset Impairment Losses - - 2.1 3.8 - - -
Adjusted Operating Loss * $        (1.7) $        (3.1) $        (0.5) $        (3.8) $        (1.9) $        (6.8) $        (3.2)
as a % of revenue (3.1%) (7.7%) (1.2%) (7.1%) (4.2%) (22.2%) (8.3%)

% Credit Approvals
% Rate of Change
2008 Q1
2008 Q2
2008 Q3
2008 Q4
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1
2010 Q2
2010 Q3
2010 Q4

Rate of Change: Direct Sales versus Credit Approvals
•
Strong correlation between financing availability and Direct-to-Consumer sales

(45.0%)
(40.0%)
(35.0%)
(30.0%)
(25.0%)
(20.0%)
(15.0%)
(10.0%)
(5.0%)
-
5.0%
10.0%
-
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
Credit Approvals Revenue % Rate of Change Credit Approvals % Rate of Change

$25
$20
$15
$10
$5
$0
Revenue ($ millions)
All Other Products
Home Gyms
Q4 2009
Q4 2010

Results of Cardio Strategy – Direct
• Q4 2010 Cardio year-over-year growth rate of 14%
• Home Gyms sales declined 27% year-over-year
– Declining proportion of sales mix
• Credit approval rate trend is improving for Cardio products
– Will begin to compare favorably to prior year in 2011
– Q4 growth achieved with lower than prior year approval rate in cardio
– Opportunity to increase advertising to increase sales
* Q4 2010 Preliminary and unaudited

$25
$20
$15
$10
$5
$0
Revenue ($ millions)
All Other Products
Home Gyms
Q4 2009
Q4 2010

Results of Cardio Strategy – Retail
• Q4 2010 Cardio year-over-year growth rate of 15%
–
Excellent performance in stationary bikes
• Home Gyms sales declined 54% year-over-year
–
Sales level becoming immaterial
* Q4 2010 Preliminary and unaudited

Balance Sheet Strength
•
Improved balance sheet strength during economic downturn
– Focus on liquidity results in adequate balance sheet strength
– Permits self-financing in seasonally high working capital quarter (September)
•
Working capital performance has improved
– Exit from Commercial business significantly reduced working capital investment
A/R Inventory
DSO Turnover
December 2007 54 days 4.9x
December 2008 53 days 3.8x
December 2009 47 days 6.8x
September 2010 29 days 6.5x

Net Cash/ Gross
($ millions) (Debt) Cash
Actual December 2007 (71) $       8 $
Less: Acquisition commitment (69) -
Pro Forma December 2007 (140) $     8 $
Actual December 2008 (12) $       6 $
Actual December 2009 7 $          7 $
Actual September 2010 9 $          14 $

Summary
•
Four highly regarded brand names
•
Participation in the larger cardio equipment market improving
•
Capability to reach end consumers with branded products across multiple distribution channels
•
Restructuring in response to recession has significantly reduced breakeven level
•
Balance sheet stronger than pre-recession level
– Cash of $14.5 million with no pending debt maturities
•
Improving market and credit approvals outlook
•
Direct model allows for growth with little to no additional capital required